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                                                                   EXHIBIT 32.1

                                  CERTIFICATION
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Chiral Quest, Inc. does hereby certify that:

                  (a) the Quarterly Report on Form 10-QSB of Chiral Quest, Inc. for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Chiral Quest, Inc.



Dated: August 14, 2003                  /s/ Alan D. Roth
                                      ----------------------------------------
                                       Alan D. Roth
                                       President, Chief Executive Officer and
                                       Chief Financial Officer